Hennessy Stance ESG Large Cap ETF

(NYSE Arca, Inc.: STNC)

February 27, 2023

Supplement to the Summary Prospectus, dated January 3, 2023

Name Change

Effective as of April 28, 2023, the name of the Hennessy Stance ESG Large Cap ETF will change to the Hennessy Stance ESG ETF, and all references in the Summary Prospectus are hereby changed to the new name as of that date. In connection with this change, the Fund’s investment objective and principal investment strategies will remain substantially the same, with the changes noted herein. The following changes are made effective as of April 28, 2023:

•	The first paragraph under “Principal Investment Strategies” in the Summary Prospectus is hereby amended and restated in its entirety as follows: “The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in exchange-traded equity securities of U.S. large-capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined by the Portfolio Managers. The Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers. The Fund also invests in exchange-traded equity securities of U.S. small- and medium-capitalization issuers that meet ESG standards, as determined by the Portfolio Managers.”
•	The first and second sentence under the second paragraph under “Principal Investment Strategies” in the Summary Prospectus are hereby amended and restated in their entirety as follows: “In identifying investments for the Fund, the Portfolio Managers utilize three independent processes. First, the Portfolio Managers apply a rules-based ESG methodology that seeks to identify the top 50% from each industry and sub-industry in the universe of large-capitalization companies, medium-capitalization companies, or small-capitalization companies, as applicable.”
•	The following risk factor is hereby added to the Summary Prospectus: “Small-Sized and Medium-Sized Companies Risk: The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.”

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